EXHIBIT 99.1

Phone: 800-213-0689 www.newenergytechnologiesinc.com	Ms. Briana L. Erickson New Energy Technologies, Inc. 9192 Red Branch Road, Suite 110 Columbia, MD 21045 Email: Briana@NewEnergyTechnologiesInc.com

News Release

New Energy Meets Milestones, Allowing Advancement of Next-Generation Electricity-Generating Coatings for Glass Windows

Columbia, MD – June 4, 2013 – New Energy Technologies, Inc. (OTCQB: NENE), developer of the world’s first-of-its-kind, see-through technology capable of generating electricity on glass and flexible plastics, announced today that researchers have achieved important device design, architecture, and transparency goals which now allow the Company to advance and expand development efforts of its electricity-generating coatings. These expanded research efforts are directed at a specific layer of the coatings, composed largely of polymers, which can be applied to flexible plastics and glass to create tinted, see-through windows able to generate electricity.

“We’ve worked hard to achieve a series of specific technical milestones focused on transparency, color, scale-up, and manufacturability of our SolarWindow™ technology,” explained Mr. John A. Conklin, President and CEO of New Energy Technologies, Inc. “I’m proud to announce today that these achievements have allowed us to expand our development program to now include concurrent development of polymers for new coatings with improved properties.”

Among important technical milestones recently achieved by researchers include:

1)	A new patent-pending technique for spraying electricity-generating coatings on to glass while enabling improved properties
2)	A 200% improvement in performance
3)	Reduced fabrication from days to hours, down to one-sixth the original time
4)	Increased transparency of SolarWindow™, referred to as ‘visible light transmission’
5)	Improved coating uniformity and aesthetic appeal
6)	A significantly expanded patent portfolio

New Energy’s development of proprietary polymers aims to expand the Company’s range of potential applications and customized products, beyond electricity-generating windows. Additionally, researchers are keen to leverage new and improved polymers to further enhance product durability and performance – important considerations to the commercial launch of the Company’s SolarWindow™ technology.

“In addition to bolstering our product performance, the development of the polymer layers could further strengthen our patent portfolio. A strong IP position will ensure that we minimize, if not entirely preclude, potential future competitors from encroaching on our proprietary technology,” concluded Mr. Conklin.

Currently in development for eventual commercial deployment in the estimated 85 million commercial buildings and homes in America, SolarWindow™ technology is the subject of fourteen (14) patent filings and is the world’s first-of-its-kind technology capable of generating electricity on see-through glass windows.

About New Energy Technologies, Inc.
New Energy Technologies, Inc., together with its wholly owned subsidiaries, is a developer of next generation alternative and renewable energy technologies. Among the Company’s technologies under development are:

•
 MotionPower™ roadway systems for generating electricity by capturing the kinetic energy produced by moving vehicles – a patent-pending technology, the subject of 45 US and International patent applications. An estimated 250 million registered vehicles drive more than six billion miles on America’s roadways, every day; and

•
 SolarWindow™ technologies, which enable see-through windows to generate electricity by ‘spraying’ their glass surfaces with New Energy’s electricity-generating coatings – the subject of 14 patent applications. These solar coatings are less than 1/10th the thickness of ‘thin’ films and make use of the world’s smallest functional solar cells, shown to successfully produce electricity in a published peer-reviewed study in the Journal of Renewable and Sustainable Energy of the American Institute of Physics.

Through established relationships with universities, research institutions, and commercial partners, we strive to identify technologies and business opportunities on the leading edge of renewable energy innovation. Unique to our business model is the use of established research infrastructure owned by the various institutions we deal with, saving us significant capital which would otherwise be required for such costs as land and building acquisition, equipment and capital equipment purchases, and other start-up expenses. As a result, we are able to benefit from leading edge research while employing significantly less capital than conventional organizations.

For additional information, please call Ms. Briana L. Erickson toll-free at 1-800-213-0689 or visit:
www.newenergytechnologiesinc.com.

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Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although New Energy Technologies, Inc. (the “Company” or “New Energy Technologies”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that New Energy Technologies, Inc. will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-Q and Form 10-K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S. Securities & Exchange Commission at http://www.sec.gov. The Company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.